American Beacon Ionic Strategic Arbitrage Fund

Supplement dated September 9, 2015
to the
Prospectus dated June 30, 2015
The information below supplements the Prospectus dated June 30, 2015 and is in addition to any other supplement(s):
In the "Fund Summary - Principal Investment Strategies" section of the Fund's prospectus, the third paragraph is deleted and replaced with the following:

The Fund's arbitrage strategies generally seek to exploit differences in the prices of, or the price relationships between, various types of securities. The Fund initially intends to allocate its assets among arbitrage investment strategies in the following manner:

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30-50% to Convertible Arbitrage. Convertible arbitrage generally seeks to capitalize on the pricing of a company's convertible securities relative to its common stock, typically by the purchase of convertible securities and short sales of the underlying common stock. It seeks to generate consistent returns and benefit from corporate events, or changes in volatility or credit assumptions.

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15-30% to Credit/Rates Relative Value Arbitrage. The Fund's credit/rates relative value arbitrage strategy seeks to invest in mortgage and other derivatives that the Fund considers to be inexpensive relative to key characteristics of such investments. For example, the Fund may identify a mortgage backed security that trades at a perceived discount to the implied pre-payment risk, which is the risk related to the early payment of principal. This strategy seeks to consistently produce income while actively managing duration risk (i.e., the price sensitivity to changes in interest rates).  The credit/rates relative value arbitrage strategy also seeks to invest in closed-end funds that are trading at a discount to net asset value. By purchasing a closed-end fund trading at a discount to its net asset value and shorting an ETF holding a similar investment, the Fund will employ an arbitrage strategy to capture this discount. Investments in such closed-end funds have the potential for appreciation as the discount between a fund's price and its net asset value narrows, and also can generate cash flow through periodic dividend payments.

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25-45% to Equity Arbitrage. The Fund's equity arbitrage strategy seeks to capture inefficiencies between the prices of an issuer's securities, such as, for example, prices of different classes of an issuer's equity securities, or between an issuer's warrants and common stock. This strategy also may seek to invest in the securities of companies involved, or potentially involved, in corporate events, such as mergers, tender offers, or other actions. A common example of such a type of investment is the attempt to capture the spread between the prices of the securities of companies involved in a tender offer by acquiring the securities of a target company in anticipation of their appreciation and selling short the acquirer's securities in anticipation of their depreciation. The Fund's equity arbitrage strategy can generally be expected to produce returns that fluctuate with company-specific events rather than changes in the broader market.

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5-25% to Volatility Arbitrage. The volatility arbitrage strategy seeks to capitalize on the movement of prices, regardless of direction. Volatility arbitrage involves both purchases and sales (writing) of options, futures and other derivatives as well as purchases and short selling of their underlying securities. This strategy seeks to generate a positive return during periods of significant declines in the broader markets in order to reduce the Fund's beta, which is its risk exposure to equity securities and interest rates.

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